UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

August 14, 2003

Digex, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	59-3582217
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

000-26873

(Commission File Number)

14400 Sweitzer Lane

Laurel, MD 20707

(Address of principal executive offices)

(240) 264-2000

(Telephone Number)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

The following exhibit is filed herewith:

Exhibit 99.1	Press Release dated August 14, 2003: “Digex Reports Second Quarter Results for 2003”

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 14, 2003, Digex issued the attached press release.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 19, 2003

DIGEX, INCORPORATED (Registrant)

/s/ T. SCOTT ZIMMERMAN

T. Scott Zimmerman Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated August 14, 2003: “Digex Reports Second Quarter Results for 2003”

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